NATIONWIDE MUTUAL FUNDS
Nationwide High Yield Bond Fund

Supplement dated June 22, 2017
to the Summary Prospectus dated February 28, 2017

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

On June 14, 2017, the Board of Trustees of Nationwide Mutual Funds (the "Trust"), including a majority of the trustees who are not interested persons, as defined under the Investment Company Act of 1940, as amended, approved a Plan of Reorganization between the Nationwide High Yield Bond Fund (the "High Yield Bond Fund") and the Nationwide Core Plus Bond Fund (the "Core Plus Bond Fund"), each a series of the Trust, pursuant to which the High Yield Bond Fund would be reorganized with and into the Core Plus Bond Fund (the "Reorganization"). Shareholders of the High Yield Bond Fund are not required, and will not be requested, to approve the Reorganization. Shareholders of the High Yield Bond Fund should note that the Core Plus Bond Fund may only invest up to 20% of its net assets, at the time of their purchase, in high yield bonds, as opposed to the High Yield Bond Fund's investment of at least 80% of its net assets in high yield bonds. As of May 31, 2017, the Core Plus Bond Fund's trailing 12-month yield was 2.89%, 3.16%, and 3.26% for Class A, Institutional Service Class, and Class R6 shares, respectively. As of the same date, the High Yield Bond Fund's trailing 12-month yield was 5.09%, 4.60%, 5.26%, and 5.43% for Class A, Class C, Institutional Service Class, and Class R6 shares, respectively. You should consult your financial advisor for more information on the potential impact that will result from the Reorganization. Further information regarding the details of the Reorganization and the Core Plus Bond Fund will be provided in a Prospectus/Information Statement that will be sent to the High Yield Bond Fund's shareholders at least 60 days in advance of the closing of the Reorganization.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE